Exhibit 99.1

Cheche Technology Releases its Auto Insurance 2.0 EV Upgrade Solution Featuring the AI-enabled Sky Dome Risk Management Platform

Beijing, China – June 1, 2023 – Cheche Technology Inc. (“Cheche Technology” or the “Company”), China’s leading auto insurance technology platform, announced the release of its EV 2.0 Upgrade Solution featuring the Sky Dome Risk Management Platform. This comprehensive business intelligence platform synthesizes various categories and levels of data, augmented by machine learning, to drive superior capabilities in underwriting, pricing, claims management, and group fraud detections.

After more than two years of research and development, Cheche’s 2.0 Upgrade Solution is connected to more than ten leading insurance companies, including the People’s Insurance Company of China, Ping An Insurance Group, and China Pacific Insurance. It currently serves more than ten of the top NEV companies, including NIO, Li Auto, Xpeng, and JIDU. The platform spans software-as-a-service (SaaS) systems, insurance company application programming interface (“API”) integrated management, digital operations, and value-added services.

Five advantages set this technology apart from any competing offering:

1.

Complete Integrated Technology Platform: Cheche Technology is the first in the industry to launch the integration of the C (car owner’s APP) + A (car enterprise) model via the Cornerstone Insurance SaaS Operation Management System, offering comprehensive capabilities of new policies and renewals, data management, platform interconnectivity, and one-key access to ensure service quality and the timeliness of the consumer’s transactions.

2.

Extensive Insurance Partner Network Connections: Cheche has established relationships with about 100 domestic insurance companies, including about ten insurance companies that have established API interfaces to collaborate with the electric vehicle manufacturers, allowing Cheche to provide consumers a painless, one-stop insurance application experience.

3.

Proven Benefits to Customers and Partners: The platform has demonstrated success in digital operation management, specifically in areas such as user management, enterprise-level management, and contract management, realizing effective underwriting rule operation and maintenance, digital insurance marketing, user funnel conversion, and financial settlement, among other functions.

4.

Valuable Data-driven Insights: Cheche can engage in in-depth data mining and analysis on consumer habits and NEV usage scenarios to enable value-added product innovation. Sharing the data across the ecosystem allows auto manufacturers and insurance companies to improve consumer experiences, launch additional services and customized non-auto insurance products, and increase consumer stickiness.

5.

NEV-focused Nationwide Service Network: The Company is harnessing the service advantages of a large network and has established more than 110 provincial and municipal locations nationwide with a dedicated service team of over 400 people.

Sky Dome Risk Management Platform Leveraging AI and Machine Learning

The Upgrade’s biggest highlight is the company’s enhanced ability to identify and manage risk. The Sky Dome insurance anti-fraud model combines static factors and dynamic variables such as a risk-rule engine and a personal injury database to identify anti-fraud behavior during claims settlements. Variables are screened through different algorithms and regression analyses. The product is easy to operate, easy to deploy, and scalable.

“The Sky Dome integrated solution is revolutionizing the underwriting process, providing a streamlined approach to risk mitigation and crafting policies more appropriately tailored to consumer needs, maximizing the value and satisfaction when purchasing a new vehicle,” said Lei Zhang, CEO of Cheche Technology. “Optimized pricing and superior fraud detection not only drives efficiencies that boost the carriers’ bottom line, but ultimately reduces the total cost of vehicle ownership.”

While often difficult to detect initially, the Chinese auto industry continues to be plagued by claims fraud. Accounting for local risk characteristics in different regions, the risk control model accurately identifies risks, helping insurance companies optimize pricing and loss ratios. The accuracy of a risk management model is highly dependent on the data quality it synthesizes, such as loss history and the driver’s personal information.

“While the Comprehensive Reform of Auto Insurance has led to greater pricing flexibility, companies don’t always have effective guidelines to enforce real-time precision pricing strategies. Sky Dome can derive price recommendations by region, enabling insurance carriers to manage pricing strategies better and launch promotions more effectively,” continued Lei Zhang. “We are very encouraged by the initial reception to this innovative solution by many of China’s largest insurers. We plan to continue ramping up investments in artificial intelligence and big data technology to drive the digitalization of insurance products, making them more efficient and accessible to consumers.”

An insurance company relying strictly on its own resources is unlikely to deliver the most effective claims risk detection, but with the Auto Insurance Risk Management Platform, a company can accurately determine a risk score after predicting the exposure of the personal passenger vehicle and its potential economic loss. Once driver, vehicle, and accident location data are processed, the platform can detect fraudulent group events in real-time, helping to correctly calibrate the accuracy of policy pricing, underwriting management, and claims management.

Cheche Technology announced on January 30, 2023, that it had entered into a definitive business combination agreement with Prime Impact Acquisition I (“Prime Impact”) (NYSE: PIAI), a publicly traded special purpose acquisition company, that will result in Cheche Technology becoming a publicly listed company. Upon closing, the combined company will be listed on Nasdaq under the new ticker symbol CCG.

About Cheche Technology

Established in 2014 and headquartered in Beijing, China, Cheche Technology is a leading auto insurance technology platform, with a nationwide network of around 110 branches licensed to distribute insurance policies across 24 provinces, autonomous regions, and municipalities in China. Capitalizing on its leading position in auto insurance transaction services, Cheche Technology has evolved into a comprehensive, data-driven technology platform that offers a full suite of services and products for digital insurance transactions and insurance SaaS solutions in China. Learn more at https://www.chechegroup.com/en.

About Prime Impact

Prime Impact is a Cayman Islands exempted company formed on July 21, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination involving Prime Impact and one or more businesses. Prime Impact is focused on partnering with experienced management teams building innovative, data-centric technology or technology-related companies in key Asian markets with a focus on the Greater China market. Prime Impact is led by Co-Founder, Co-CEO and CFO Mark Long and Co-Founder and Co-CEO Michael Cordano. Learn more at https://ir.primeimpactcapital.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, Cheche Technology’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, the cash position of the Combined Company following closing of the Proposed Transaction, Prime Impact’s and Cheche Technology’s ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Prime Impact’s and Cheche Technology’s management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Prime Impact and Cheche Technology believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of Prime Impact and Cheche Technology cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Proposed Transaction, which is expected to be filed by the Combined Company with the Securities and Exchange Commission (the “SEC”) and other documents filed by the Combined Company or Prime Impact from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Prime Impact nor Cheche Technology can assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Proposed Transaction due to the failure to obtain approval from Prime Impact’s shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Proposed Transaction, the amount of redemption requests made by Prime Impact’s public shareholders, costs related to the Proposed Transaction, the impact of the global COVID-19 pandemic, the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by the Combined Company with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2022 of Prime Impact and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Prime Impact nor Cheche Technology presently know or that Prime Impact and Cheche Technology currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this press release represent the views of Prime Impact and Cheche Technology as of the date of this press release. Subsequent events and developments may cause those views to change. However, while Prime Impact and Cheche Technology may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Prime Impact or Cheche Technology as of any date subsequent to the date of this press release. Except as may be required by law, neither Prime Impact nor Cheche Technology undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Prime Impact and the Company intend to cause a registration statement on Form F-4 to be filed with the SEC, which will include a proxy statements to be distributed to Prime Impact’s shareholders in connection with Prime Impact’s solicitation for proxies for the vote by Prime Impact’s shareholders in connection with the Proposed Transaction and other matters as described in the registration statement, as well as a prospectus relating to the Company’s securities to be issued in connection with the Proposed Transaction. Prime Impact’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Prime Impact’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Proposed Transaction, because these documents will contain important information about Prime Impact, the Company and the Proposed Transaction. After the registration statement is filed and declared effective, Prime Impact will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the Proposed Transaction.

Shareholders may also obtain a copy of the preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, as well as other documents filed with the SEC regarding the Proposed Transaction and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

Prime Impact, Cheche Technology and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Prime Impact’s shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Prime Impact’s shareholders in connection with the Proposed Transaction will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the Proposed Transaction. You can find more information about Prime Impact’s directors and executive officers in Prime Impact’s final prospectus related to its initial public offering dated September 9, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of Prime Impact, the Company or the combined company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Prime Impact:

Mark Long

investorinfo@primeimpactcapital.com

(650) 825-6965

Cheche Technology:

IR@chechegroup.com

Crocker Coulson

crocker.coulson@aummedia.org

(646) 652-7185